                                 ANNUAL REPORT

                               DECEMBER 31, 1997

------------------------------------------------------

OFFICERS & DIRECTORS

------------------------------------------------------

Kenneth C. Weiss
Chairman

Roman L. Drake
Director

Garth Marston*
Director

Harry E. Petersen, Jr.*
Director

Lewis S. Ranieri
Director

Patricia A. Sloan
Director & Secretary

Leo M. Walsh, Jr.*
Director

Clifford E. Lai
President

Patricia A. Botta
Vice President

* Audit Committee Members

------------------------------------------------------
HYPERION
Capital Management, Inc.
------------------------------------------------------

This Report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Trust shares.

                   HYPERION 2005 INVESTMENT GRADE OPPORTUNITY
                                TERM TRUST, INC.
                               One Liberty Plaza
                            165 Broadway, 36th Floor
                            New York, NY 10006-1404

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

             ------------------------------------------------------

                                 HYPERION 2005

                                   INVESTMENT

                                     GRADE

                                  OPPORTUNITY

                                   TERM TRUST

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                 Annual Report
--------------------------------------------------------------------------------

                               December 31, 1997

--------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
REPORT OF THE INVESTMENT ADVISOR

--------------------------------------------------------------------------------

DEAR SHAREHOLDER:                                              February 20, 1998

We welcome this opportunity to provide you with information about Hyperion 2005 Investment Grade Opportunity Term Trust, Inc. (the 'Trust') for its fiscal year ended December 31, 1997. The Trust's shares are traded on the New York Stock Exchange ('NYSE') under the symbol 'HTO'.

DESCRIPTION OF THE TRUST

The Trust is a closed-end investment company whose investment objectives are to attempt to provide a high level of current income consistent with investing only in investment grade securities and to return $10.00 per share (the initial public offering price per share) to investors on or shortly before November 30, 2005. The Trust pursues these investment objectives by investing in a portfolio primarily of mortgage-backed securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, or rated in one of the four highest rating categories by a nationally recognized rating agency (e.g., Standard & Poor's Corporation or Fitch Investors Service, L.P.) at the time of the investment. No assurance can be given that the Trust's investment objectives will be achieved.

MARKET ENVIRONMENT

The fixed income markets had a mixed year ending December, 1997. On the one hand, the strong economy and low level of unemployment kept the Federal Reserve Board's monetary policy with a bias towards raising interest rates. On the other hand, the low inflation environment, in which prices on most consumer goods increased slightly above 2.0%, caused interest rates on longer maturity assets to fall relative to shorter maturity securities. The economic problems in Asia will be the wild card going into 1998. The depth of Asia's problems will have global implications that will impact monetary policy over the near term.

We are generally positive on interest rates and feel that there are a number of fundamental factors that support a lower interest rate range than has been experienced over the last few years. These factors include improving fiscal policy, declining government deficits, and a low level of global inflation.

The decline in interest rates over the last few months has sent refinancing applications on residential mortgages dramatically higher. We believe, however, that because of the volume of refinancing that occurred in 1993, the refinancing activity anticipated in 1998 will be lower than that of 1993.

PORTFOLIO STRATEGY AND PERFORMANCE

The overall strategy with respect to the Trust has been twofold; first, manage the Trust's investment prepayment risk and, second, increase the Trust's allocation to securities that closely match the Trust's targeted termination date.

To reduce the exposure to prepayment risk we have increased our allocation to commercial mortgage-backed securities and asset-backed securities collateralized by credit card receivables and manufactured housing loans. By incorporating these types of securities into the portfolio, prepayment protection is provided through loans on the underlying collateral. These securities have historically performed well in environments where prepayment rates on residential mortgage-backed securities increase as the underlying borrower's incentive to prepay the loans are much lower than with residential mortgage-backed securities.

--------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
REPORT OF THE INVESTMENT ADVISOR  (CONTINUED)

--------------------------------------------------------------------------------


Collateralized mortgage obligations ('CMOs') are another source of securities by which prepayment activity can be mitigated and as such are currently held by the Trust for their prepayment stability.

The more conservative classes of a CMO are called planned amortization class ('PAC CMOs'). The portfolio's allocation to these classes as a percentage of total investments at December 31, 1997 was 46%.

Certain portions of the Trust's portfolio were restructured to hold securities with a greater degree of maturity certainty, oriented toward the Trust's expected maturity in late 2005. Examples of securities with more cash flow certainty are asset-backed securities and planned amortization classes of agency collateralized mortgage obligations where the principal return period can range from 1 day to 2 years. Over the year, approximately 25% of the portfolio was restructured into securities with maturities centered around the fourth quarter of 2005, and these restructurings contributed 20 cents to the NAV. If interest rates continue to fall, we expect that there will be more opportunities to restructure the portfolio.

The Trust's total return for the twelve month period ending December 31, 1997 was 16.98%. Total investment return is computed based upon the change in net asset value ('NAV') of the Trust's shares and includes reinvestment of dividends. The Trust's performance compares quite favorably with the total returns of the 10-year U.S. Treasury Bond of 11.26% and the Lehman Aggregate Bond Index of 9.65% during this same twelve month period. The current monthly dividend the Trust pays its shareholders is $0.04583 per share. The current yield of 6.52% on shares of the Trust is based on the December 31, 1997 NYSE closing price of $8.4375.

The Trust, inclusive of leverage, is currently managed with an average duration (duration measures a bond portfolio's price sensitivity to interest rate changes) of approximately 8.3 years, with the core assets having a duration of
5.6 years.


The Trust is continuing its share repurchase program. In October, the Board of Directors authorized the Trust to purchase and retire up to 25% of the Trust's original outstanding common shares. Previously, the Board of Directors had authorized the Trust to purchase and retire up to 15% of the Trust's original outstanding common shares. This repurchase program allows the Trust to purchase and retire shares of the Trust in the open marketplace. Such transactions are made when the share price of the Trust is significantly below the Trust's NAV. By purchasing the stock at a discount to the NAV and retiring the stock, the benefit of that spread (between stock purchase price and the NAV) is captured and returned to all of the Trust's remaining shareholders. During the year ended December 31, 1997, the Trust has repurchased and retired 3,748,600 shares, capturing $0.2539 in additional NAV per share or $4,409,977 in an actual dollar amount for shareholders.

The portfolio continues to enjoy the benefit of high credit quality and maintains its AA rating from Fitch Investors Service, L.P. As of December 31, 1997, 78.6% of the portfolio was rated AAA, 10.3% was rated AA, and 11.1% was rated A by Standard & Poor's Corporation or Fitch Investors Service, L.P.

The chart that follows shows the allocation of the Trust's holdings by asset category on December 31, 1997.

--------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
REPORT OF THE INVESTMENT ADVISOR  (CONTINUED)

--------------------------------------------------------------------------------

          HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
               PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 1997*

   U.S. Government Agency Collateralized Mortgage Obligations          56.8%
   Asset-Backed Securities                                             17.3%
   Subordinated Collateralized Mortgage Obligations                    11.9%
   Municipal Zero Coupon Securities                                     6.2%
   U.S. Treasury Obligations                                            4.2%
   Commercial/Collateralized Mortgage Obligations                       3.3%
   Repurchase Agreement                                                 0.3%

           *As a percentage of total investments.

The Trust is managed by Clifford E. Lai,
President of the Fund and Chief Investment Officer of Hyperion Capital Management, Inc. ('HCM'). Mr. Lai has participated in the management of the Trust since he joined HCM in March 1993. From August 1989 to March 1993, Mr. Lai was a Managing Director and the Chief Investment Strategist for fixed income at First Boston Asset Management, Inc.

--------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
REPORT OF THE INVESTMENT ADVISOR  (CONCLUDED)

--------------------------------------------------------------------------------

CONCLUSION

We appreciate the opportunity to serve your investment needs and we thank you for your continued support. As always, we welcome your questions and comments and encourage you to contact our Shareholder Services Representatives at 1-800-HYPERION.

Sincerely,

/s/ Kenneth C. Weiss

KENNETH C. WEISS
Chairman,
Hyperion 2005 Investment Grade Opportunity
Term Trust, Inc.
President and Chief Executive Officer,
Hyperion Capital Management, Inc.


/s/ Clifford E. Lai

CLIFFORD E. LAI
President,
Hyperion 2005 Investment Grade Opportunity
Term Trust, Inc.
Managing Director and Chief Investment Officer,
Hyperion Capital Management, Inc.

--------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
PORTFOLIO OF INVESTMENTS
December 31, 1997
--------------------------------------------------------------------------------

                                                      Principal
                                   Interest            Amount         Value
                                    Rate    Maturity   (000s)        (Note 2)

U.S. GOVERNMENT & AGENCY OBLIGATIONS--88.8%
U.S. GOVERNMENT AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS
  (REMICS)--82.6%

Federal Home Loan Mortgage
  Corporation (FHLMC)
  Series 1515, Class SA             8.61 %+ 05/15/08  $  1,345     $  1,400,989
  Series 1550, Class SE             8.52 +  07/15/08     4,000        3,478,752
  Series 1576, Class S              8.75 +  09/15/08     2,523        2,602,102
  Series 1934, Class B, PAC         6.25    08/15/11    20,000       20,022,740
  Series 1540, Class KB             8.25 +  06/15/13       844          840,127
  Series 1101, Class M, PAC         6.95    07/15/21     7,000@       7,103,747
  Series 1522, Classs G, PAC        6.50    03/15/22    15,000@      15,218,025
  Series 1676, Class H, PAC         6.50    10/15/22    12,389@      12,544,693
  Series 1732, Class H, PAC         6.50    11/15/22    16,350@      16,560,964
  Series 1684, Class G, PAC         6.50    03/15/23    20,000       20,310,620
  Series 1671, Class G, PAC         6.50    08/15/23     8,000@       8,124,576
                                                                   ------------
                                                                    108,207,335
                                                                   ------------
Federal National Mortgage
  Association (FNMA)
  Series 1993-170, Class SB         9.75 +  08/25/07     2,575        2,734,497
  Series 1993-186, Class SA         9.25 +  09/25/08     1,695        1,815,295
  Series 1996-45, Class K           7.00    09/25/21     4,747@       4,828,962
  Series 1992-181, Class PL, PAC    7.00    10/25/21     6,605@       6,852,172
  Series 1992-200, Class SG        11.50 +  11/25/22     2,477        2,647,216
  Series 1993-160, Class AJ, PAC    6.50    04/25/23     1,638        1,658,703
  Series 1993-204, Class PJ, PAC    6.05    05/25/23     9,837@       9,703,728
                                                                   ------------
                                                                     30,240,573
                                                                   ------------
TOTAL U.S. GOVERNMENT AGENCY COLLATERALIZED MORTGAGE
  OBLIGATIONS (REMICS)
  (Cost--$134,675,486)                                              138,447,908
                                                                   ------------

U.S. TREASURY OBLIGATIONS--6.2%
  U. S. Treasury Notes              7.75    01/31/00    10,000@      10,392,190
  (Cost--$ 10,028,534 )

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
  (Cost--$144,704,020)                                              148,840,098
                                                                   ------------
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)

December 31, 1997
                                                      Principal
                                   Interest            Amount         Value
                                    Rate    Maturity   (000s)        (Note 2)
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES--25.1%
First Bank Auto Receivables
  Grantor Trust
  Series 1995-A, Class A            8.00 %  01/15/00  $    829     $    843,538

Green Tree Financial Corporation
  Series 1996-3, Class M1           7.70    05/15/27     5,000        5,249,220
  Series 1996-8, Class M1           7.85    10/15/27     2,250        2,385,000
  Series 1997-A, Class HEA5         7.21    03/15/28    10,000       10,268,750
  Series 1997-D, Class HEA7         6.82    09/15/28     2,000        2,039,980
                                                                   ------------
                                                                     19,942,950
                                                                   ------------
The Money Store
  Series 1996-B, Class A8           7.91    05/15/24     3,000        3,172,500
                                                                   ------------
Standard Credit Card Master Trust
  Series 1994-2, Class B            7.50    04/07/08    11,900       12,688,375
                                                                   ------------
UCFC Home Equity Loan
  Series 1994-B1, Class A5          7.90    08/10/15     5,134        5,433,215
                                                                   ------------
TOTAL ASSET-BACKED SECURITIES
  (Cost--$ 40,641,813 )                                              42,080,578
                                                                   ------------
-------------------------------------------------------------------------------
PRIVATE COLLATERALIZED MORTGAGE OBLIGATIONS--22.1%
COMMERCIAL COLLATERALIZED MORTGAGE OBLIGATIONS--4.8%
Asset Securitization Corp.
  Series 1997-D5, Class PS1 (IO)    1.55    02/14/41     8,984          969,962
                                                                   ------------
DLJ Mortgage Acceptance Corp.*
  Series 1996-CF1, Class A1B        7.58    03/13/28     3,000        3,214,218
                                                                   ------------
Resolution Trust Corporation
  Series 1992 C8, Class B           8.84    12/25/23     3,663        3,810,949
                                                                   ------------

TOTAL COMMERCIAL COLLATERALIZED MORTGAGE OBLIGATIONS
  (Cost--$7,781,585)                                                  7,995,129
                                                                   ------------
SUBORDINATED COLLATERALIZED MORTGAGE OBLIGATIONS
  (REMICS)--17.3%
Countrywide Home Loans
  Series 1996-1, Class B1           7.25    05/25/26     3,871        3,949,791
                                                                   ------------
Citicorp Mortgage Securities
  Incorporated
  Series 1997-1 Class M             7.25    02/25/27     4,085        4,191,899
                                                                   ------------
Prudential Home Mortgage
  Securities
  Series 1996-8, Class B1           6.75    06/25/26     2,653        2,626,503
                                                                   ------------
Residential Funding Mortgage
  Securities
  Series 1996-S4, Class M2          7.25    02/25/26     4,911        4,949,086
  Series 1996-S7, Class M2          7.00    03/25/26     4,881        4,833,730
                                                                   ------------
                                                                      9,782,816
                                                                   ------------

--------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
PORTFOLIO OF INVESTMENTS (CONCLUDED)

December 31, 1997
                                                      Principal
                                   Interest            Amount         Value
                                    Rate    Maturity   (000s)        (Note 2)
--------------------------------------------------------------------------------
PRIVATE COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
Salomon Brothers Mortgage
  Securities VII
  Series 1997-HUD1, Class B1         7.75%  12/25/30  $  5,662     $  5,931,751
  Series 1997-HUD1, Class B2         7.75   12/25/30     2,340        2,443,367
                                                                   ------------
                                                                      8,375,118

TOTAL SUBORDINATED COLLATERALIZED MORTGAGE
  OBLIGATIONS (REMICS)
  (Cost--$27,252,095 )                                               28,926,127
                                                                   ------------
TOTAL PRIVATE COLLATERALIZED
  MORTGAGE OBLIGATIONS
  (Cost--$35,033,680)                                                36,921,256
                                                                   ------------
-------------------------------------------------------------------------------
MUNICIPAL ZERO COUPON SECURITIES--9.1%
TEXAS--8.2%
  Houston Texas Water & Sewer
    System
    Revenue Bond, AMBAC                (b)  12/01/06     5,000        3,332,725
  San Antonio Texas, Electricity
    & Gas
    Series B, Revenue Bond, FGIC       (b)  02/01/07    10,000        6,585,810
  Texas Municipal Power Agency
    Revenue Bond, AMBAC                (b)  09/01/05     5,490        3,887,936
                                                                   ------------
                                                                     13,806,471
                                                                   ------------
WEST VIRGINIA--0.9%
  West Virginia State Parkways
    Economic Development and
    Tourism Authority Revenue
    Bond, FGIC                         (b)  05/15/05     1,975        1,417,317
                                                                   ------------
TOTAL MUNICIPAL ZERO COUPON
  SECURITIES
  (Cost--$13,875,890)                                                15,223,788
                                                                   ------------
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT--0.4%
Dated 12/31/97, with State Street
  Bank and Trust Company, 5.50%,
  due 1/2/98;
  proceeds: $730,223,
  collateralized
  by $745,000 U.S. Treasury Note,
  5.625%,
  due 11/30/98, value: $739,710
  (Cost--$730,000)                                         730          730,000
                                                                   ------------
-------------------------------------------------------------------------------

TOTAL INVESTMENTS--145.5%
  (Cost--$234,985,403)                                             $243,795,720
LIABILITIES IN EXCESS OF OTHER
  ASSETS--(45.5%)                                                   (76,275,796)
                                                                   ------------
NET ASSETS--100.0%                                                 $167,519,924
                                                                   ------------
                                                                   ------------
-------------------------------------------------------------------------------

  (b) Zero Coupon Bonds
    @ Portion of or entire principal amount delivered as collateral for reverse repurchase agreements. (Note 5)
    + Variable Rate Security--Coupon rate is rate in effect as of December 31,
      1997.
    * Security exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers.
AMBAC American Municipal Bond Assurance Corporation
 FGIC Financial Guaranty Insurance Company
   IO Interest Only Security-Interest rate and principal amount are based on the notional amount of the underlying mortgage pools.
  PAC Planned Amortization Class--Security principal payments are within a predetermined range.
REMIC Real Estate Mortgage Investment Conduit

---------------
See notes to financial statements.

--------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (cost $234,985,403) (Note 2)..............   $243,795,720
Cash............................................................        105,884
Interest and principal paydowns receivable......................      1,795,363
Prepaid expenses and other assets...............................        232,022
                                                                   ------------
          Total assets..........................................    245,928,989
                                                                   ------------

LIABILITIES:
Reverse repurchase agreements (Note 5)..........................     77,274,000
Distribution payable............................................        836,967
Interest payable (Note 5).......................................        102,114
Investment advisory fee payable (Note 3)........................         93,821
Administration fee payable (Note 3).............................         23,053
Accrued expenses and other liabilities..........................         79,110
                                                                   ------------
          Total liabilities.....................................     78,409,065
                                                                   ------------

NET ASSETS (equivalent to $9.65 per share based on 17,366,873
  shares outstanding)...........................................   $167,519,924
                                                                   ------------
                                                                   ------------

COMPOSITION OF NET ASSETS:
Capital stock, at par (Note 6)..................................   $     17,367
Additional paid-in capital......................................    168,242,994
Undistributed net investment income.............................      1,803,897
Accumulated net realized losses.................................    (11,354,651)
Net unrealized appreciation.....................................      8,810,317
                                                                   ------------
Net assets applicable to capital stock outstanding..............   $167,519,924
                                                                   ------------
                                                                   ------------

------------------
See notes to financial statements.

--------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
STATEMENT OF OPERATIONS
For the Year Ended December 31, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME (Note 2):
  Interest......................................................   $18,564,808
                                                                   -----------
EXPENSES:
  Investment advisory fee (Note 3)..............................     1,152,026
  Administration fee (Note 3)...................................       273,049
  Insurance.....................................................       132,674
  Reports to shareholders.......................................        63,514
  Custodian.....................................................        64,787
  Audit and tax services........................................        69,333
  Directors' fees...............................................        46,000
  Transfer agency...............................................        23,486
  Amortization of organization expenses (Note 2)................         7,083
  Miscellaneous.................................................        24,788
                                                                   -----------
     Total operating expenses...................................     1,856,740
  Interest expense (Note 5).....................................     4,551,266
                                                                   -----------
     Total expenses.............................................     6,408,006
                                                                   -----------
  Net investment income.........................................    12,156,802
                                                                   -----------
REALIZED AND UNREALIZED GAINS ON INVESTMENT TRANSACTIONS
  (Note 2):
Net realized gain on investment transactions....................     4,484,582
Net unrealized appreciation on investments......................     4,737,235
                                                                   -----------
Net realized and unrealized gain on investment transactions.....     9,221,817
                                                                   -----------
Net increase in net assets resulting from operations............   $21,378,619
                                                                   -----------
                                                                   -----------

------------------
See notes to financial statements.

--------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
STATEMENTS OF CHANGES IN NET ASSETS

                                                   For the Year   For the Year
                                                      Ended       Ended
                                                   December 31,   December 31,
                                                       1997       1996
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS:
  Net investment income........................... $ 12,156,802   $ 14,232,747
  Net realized gain on investment transactions....    4,484,582      3,198,268
  Net unrealized appreciation (depreciation) on
     investment transactions......................    4,737,235    (12,867,500)
                                                   ------------   ------------
  Net increase in net assets resulting from
     operations...................................   21,378,619      4,563,515
                                                   ------------   ------------

DIVIDENDS TO SHAREHOLDERS (Note 2):
  Net investment income...........................  (11,719,724)   (13,486,815)
                                                   ------------   ------------

CAPITAL STOCK TRANSACTIONS (Note 6):
  Cost of Trust shares repurchased and retired....  (29,807,365)    (1,687,252)
                                                   ------------   ------------
          Total decrease in net assets............  (20,148,470)   (10,610,552)
                                                   ------------   ------------

NET ASSETS:
Beginning of period...............................  187,668,394    198,278,946
                                                   ------------   ------------
End of period (including undistributed net
  investment income of $1,803,897 and $1,366,819,
  respectively)................................... $167,519,924   $187,668,394
                                                   ------------   ------------
                                                   ------------   ------------

---------------
See notes to financial statements.

--------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
STATEMENT OF CASH FLOWS
For the Year Ended December 31, 1997
--------------------------------------------------------------------------------

INCREASE (DECREASE) IN CASH:
Cash flows provided by operating activities:
  Interest received (excluding net accretion of $701,720).......  $  18,399,265
  Interest expense paid.........................................     (4,613,446)
  Operating expenses paid.......................................     (2,000,402)
  Sale of short-term portfolio investments, net.................         97,000
  Purchase of long-term portfolio investments...................   (228,763,733)
  Proceeds from disposition of long-term portfolio investments
     and principal paydowns.....................................    262,826,580
                                                                  -------------
  Net cash provided by operating activities.....................     45,945,264
                                                                  -------------
Cash flows used for financing activities:
  Net cash used for reverse repurchase agreements...............     (5,286,000)
  Cash used to repurchase and retire Trust shares...............    (29,807,365)
  Cash dividends paid...........................................    (10,882,757)
                                                                  -------------
  Net cash used for financing activities........................    (45,976,122)
                                                                  -------------
Net decrease in cash............................................        (30,858)
Cash at beginning of period.....................................        136,742
                                                                  -------------
Cash at end of period...........................................  $     105,884
                                                                  -------------
                                                                  -------------

RECONCILIATION OF NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS TO NET CASH PROVIDED BY OPERATING ACTIVITIES:

Net increase in net assets resulting from operations............  $  21,378,619
                                                                  -------------
  Decrease in investments.......................................     28,963,975
  Increase in net unrealized appreciation on investments........     (4,737,235)
  Decrease in interest and principal paydowns receivable........        545,747
  Increase in prepaid expenses and other assets.................        (93,959)
  Decrease in liabilities.......................................       (111,883)
                                                                  -------------
       Total adjustments........................................     24,566,645
                                                                  -------------
Net cash provided by operating activities.......................  $  45,945,264
                                                                  -------------
                                                                  -------------


------------------
See notes to financial statements.

--------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
FINANCIAL HIGHLIGHTS

                                                                                                              For the Period
                                              For the Year    For the Year    For the Year    For the Year    March 1, 1993*
                                                 Ended           Ended           Ended           Ended           through
                                              December 31,    December 31,    December 31,    December 31,     December 31,
                                                  1997            1996            1995            1994             1993
-----------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of period.....     $   8.89        $   9.29        $   8.11        $   9.41         $   9.34**
                                              ------------    ------------    ------------    ------------    --------------
  Net investment income....................         0.65            0.67            0.63            0.80             0.62
  Net realized and unrealized gains
    (losses) on investment, short sale,
    futures and option transactions........         0.47           (0.45)           1.22           (1.36)            0.04
                                              ------------    ------------    ------------    ------------    --------------
  Net increase (decrease) in net asset
    value resulting from operations........         1.12            0.22            1.86           (0.55)            0.66
                                              ------------    ------------    ------------    ------------    --------------
  Net effect of shares repurchased.........         0.25            0.01            0.01            0.01               --
  Dividends from net investment income.....        (0.61)          (0.63)          (0.68)          (0.75)           (0.59)
                                              ------------    ------------    ------------    ------------    --------------
  Net asset value, end of period...........     $   9.65        $   8.89        $   9.29        $   8.11         $   9.41
                                              ------------    ------------    ------------    ------------    --------------
                                              ------------    ------------    ------------    ------------    --------------
  Market price, end of period..............     $ 8.4375        $   7.50        $  7.625        $   7.00         $   8.63
                                              ------------    ------------    ------------    ------------    --------------
                                              ------------    ------------    ------------    ------------    --------------
  TOTAL INVESTMENT RETURN+.................        20.69%           6.98%          19.10%         (10.63)%          (1.81)%(1)

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTARY
  DATA:
  Net assets, end of period (000s).........     $167,520        $187,668        $198,279        $173,504         $204,146
  Total operating expenses.................         1.05%           1.08%           1.08%           1.08%            0.99%(2)
  Interest expense.........................         2.57%           2.37%           2.49%           1.90%            1.08%(2)
  Total Expenses...........................         3.62%           3.45%           3.57%           2.98%            2.07%(2)
  Net investment income....................         6.87%           7.65%           7.14%           9.10%            7.85%(2)
  Portfolio turnover rate..................           90%            116%            163%            171%             287%

------------------

  * Commencement of investment operations.
 ** Net of offering costs of $0.03.
  + Total investment return is computed based upon the New York Stock Exchange market price of the Trust's shares and excludes the effects of sales loads or brokerage commissions.
(1) Not Annualized.
(2) Annualized.
------------------
See notes to financial statements.

--------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 1996
--------------------------------------------------------------------------------

1. THE TRUST:

Hyperion 2005 Investment Grade Opportunity Term Trust, Inc. (the 'Trust'), which was incorporated under the laws of the State of Maryland on December 14, 1992, is registered under the Investment Company Act of 1940 (the '1940 Act') as a diversified, closed-end management investment company. The Trust had no transactions until February 17, 1993, when it sold 10,673 shares of common stock for $100,006 to Hyperion Capital Management, Inc. (the 'Advisor'). The Trust expects to distribute substantially all of its net assets on or shortly before November 30, 2005 and thereafter to terminate. The distribution and termination may require shareholder approval.

The Trust's investment objectives are to provide a high level of current income consistent with investing only in investment grade securities and to return at least $10.00 per share (the initial public offering price per share) to investors on or shortly before November 30, 2005. Investment grade securities are securities that are either (i) at the time of investment rated in one of the four highest rating categories of a nationally recognized rating agency (e.g., between AAA and BBB by Standard & Poor's Corporation and Fitch Investors Service, L.P. or between Aaa and Baa by Moody's Investors Service, Inc.) or (ii) issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities. No assurance can be given that the Trust's investment objectives will be achieved.

2. SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments--Where market quotations are readily available, Trust securities are valued based upon the current bid price. The Trust values mortgage-backed securities ('MBS') and other debt securities for which market quotations are not readily available at their fair value as determined in good faith, utilizing procedures approved by the Board of Directors of the Trust, on the basis of information provided by dealers in such securities. Some of the general factors which may be considered in determining fair value include the fundamental analytic data relating to the investment and an evaluation of the forces which influence the market in which these securities are purchased and sold. Determination of fair value involves subjective judgment, as the actual market value of a particular security can be established only by negotiations between the parties in a sales transaction. Debt securities having a remaining maturity of sixty days or less when purchased and debt securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less are valued at amortized cost.

The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or region. The values of MBS can be significantly affected by changes in interest rates.

Financial Futures Contracts--A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by 'marking-to-market' on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

The Trust invests in financial futures contracts to hedge the portfolio for fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Trust is at risk that it may not be able to close out a transaction because of an illiquid secondary market.

Options Written or Purchased--The Trust may write or purchase options as a method of hedging potential declines in similar underlying securities. When the Trust writes or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the

--------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
NOTES TO FINANCIAL STATEMENTS  (CONTINUED)
December 31, 1996
--------------------------------------------------------------------------------

premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, also is treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on the investment transaction.

The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Trust purchases or writes options to hedge against adverse market movements or fluctuations in value caused by changes in interest rates. The Trust bears the risk in purchasing an option, to the extent of the premium paid, that it will expire without being exercised. If this occurs, the option expires worthless and the premium paid for the option is recognized as a loss. The risk associated with writing call options is that the Trust may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The Trust only will write call options on positions held in its portfolio. The risk in writing a put option is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Trust bears the risk of not being able to enter into a closing transaction for written options as a result of an illiquid market.

Securities Transactions and Investment Income-- Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on certain securities are accreted and amortized using the effective yield to maturity method.

Taxes--It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required.

Dividends and Distributions--The Trust declares and pays dividends monthly from net investment income. Distributions of net realized capital gains in excess of capital loss carryforwards are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from net investment income and realized gains recorded by the Trust for financial reporting purposes. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and net assets are not affected.

Deferred Organization Expenses--A total of $34,000 was incurred in connection with the organization of the Trust. These costs have been deferred and are being amortized ratably over a period of sixty months from the date the Trust commenced investment operations.

Cash Flow Information--The Trust invests in securities and distributes dividends and distributions which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash, as used in the Statement of Cash Flows, is defined as 'Cash' in the Statement of Assets and Liabilities, and does not include short-term investments.

Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and accreting discounts and amortizing premiums on debt obligations.


Repurchase Agreements--The Trust, through its custodian, receives delivery of the underlying collateral, the market value of which at the time of purchase is required to be an amount at least equal to the resale price, including accrued interest. The Advisor is responsible for determining that the value of these underlying securities is sufficient at all times. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

3. INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS:

The Trust has entered into an Investment Advisory Agreement with the Advisor. The Advisor is responsible for the management of the Trust's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee at an annual rate of 0.65% of the Trust's average weekly net assets.

The Trust has entered into an Administration Agreement with Hyperion Capital Management, Inc. (the 'Administrator'). The Administrator performs administrative services necessary for the operation of the Trust, including maintaining certain books and records

--------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
NOTES TO FINANCIAL STATEMENTS  (CONTINUED)
December 31, 1996
--------------------------------------------------------------------------------

of the Trust, and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and provides the Trust with administrative office facilities. For these services, the Trust pays to the Administrator a monthly fee at an annual rate of 0.17% of the first $100 million of the Trust's average weekly net assets, 0.145% of the next $150 million and 0.12% of any amounts above $250 million.

Certain officers and/or directors of the Trust are officers and/or directors of the Advisor.

4. PURCHASES AND SALES OF INVESTMENTS:

Purchases and sales of investments, excluding short-term securities and U.S. Government securities, for the year ended December 31, 1997 were $73,175,905 and $127,898,215, respectively. Purchases and sales of U.S. Government securities, for the year ended December 31, 1997 were $155,587,828 and $131,523,640, respectively. For purposes of this footnote, U.S. Government securities include securities issued by the U.S. Treasury, the Federal Home Loan Mortgage Corporation and the Government National Mortgage Association.

The federal income tax basis of the Trust's investments at December 31, 1997 was

$234,985,403 which was substantially the same for financial reporting and, accordingly, net unrealized appreciation for federal income tax purposes was $8,810,317, all of which was gross unrealized appreciation. At December 31, 1997, the Trust had a capital loss carryforward of approximately $11,354,651, of which $5,623,895 expires in 2002, and $5,730,756 expires in 2003, available to offset any future capital gains. During the year ended 1997, the Trust utilized $4,383,279 of capital loss carry forwards.

5. BORROWINGS:

The Trust may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, the Trust sells securities and agrees to repurchase them at a mutually agreed upon date and price. Under the 1940 Act, reverse repurchase agreements will be regarded as a form of borrowing by the Trust unless, at the time it enters into a reverse repurchase agreement it establishes and maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price (including accrued interest). The Trust has established and maintained such an account for each of its reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Trust may decline below the price of the securities the Trust has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Trust's obligation to repurchase the securities, and the Trust's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

At December 31, 1997, the Trust had the following reverse repurchase agreements outstanding:

                                                     MATURITY IN
                                                   ZERO TO 30 DAYS
                                                   ---------------
Maturity Amount.................................     $77,492,409
                                                   ---------------
Market Value of Assets Sold Under Agreements....     $78,283,937
                                                   ---------------
Weighted Average Interest Rate..................            6.21%
                                                   ---------------

The following outstanding reverse repurchase agreements were greater than 10% of Net Assets as of December 31, 1997:


                                                      WEIGHTED
                                                      AVERAGE
                                       MATURITY       INTEREST
       BROKER          AMOUNT            DATE           RATE
-------------------- -----------  ------------------  --------
Goldman Sachs....... $29,778,000   January 8, 1998     6.08%
Union Bank of
 Switzerland........  29,441,000  January 8-13, 1998  6.253%
Morgan Stanley......  18,055,000  January 5-20, 1998  6.367%
                     -----------
Total............... $77,274,000
                     -----------
                     -----------

The average daily balance of reverse repurchase agreements outstanding during the year ended December 31, 1997 was $81,096,476 at a weighted average interest rate of 5.61%. The maximum amount of reverse repurchase agreements outstanding at any time during the year was $86,721,000, as of August 4, 1997, which was 25.5% of total assets.

6. CAPITAL STOCK:

There are 75 million shares of $0.001 par value common stock authorized. Of the 17,366,873 shares outstanding at December 31, 1997, the Advisor owned 10,673 shares.

The Trust is continuing its stock repurchase program, whereby an amount of up to 25% of the outstanding common stock as of June 1997, or approximately 4.8 million shares, are authorized for repurchase. The purchase price may not exceed the then-current net asset value.

--------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
NOTES TO FINANCIAL STATEMENTS  (CONCLUDED)
December 31, 1996
--------------------------------------------------------------------------------

During the years ended December 31, 1997 and 1996, the Trust repurchased totals of 3,748,600 and 225,900 shares of its outstanding common stock at costs of $29,807,365 and $1,687,252 and average discounts of approximately 13.22% and 16.44% from its net asset value, respectively. All shares repurchased have been retired.

7. FINANCIAL INSTRUMENTS:

The Trust regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Trust has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

There was no written option activity for the year ended December 31, 1997.

There were no open futures contracts at December 31, 1997.

--------------------------------------------------------------------------------
                       REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Hyperion 2005 Investment Grade Opportunity Term Trust, Inc. (the 'Trust') at December 31, 1997, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period March 1, 1993 (commencement of operations) through December 31, 1993, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 1997 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmation from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

1177 Avenue of the Americas
New York, New York 10036
February 20, 1998

--------------------------------------------------------------------------------
                          TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

The Trust is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Trust's fiscal year end (December 31, 1997) as to the federal tax status of distributions received by shareholders during such fiscal year. Accordingly, we are advising you that all distributions paid during the fiscal year were derived from net investment income and are taxable as ordinary income. In addition, 10.29% of the Trust's distributions during the fiscal year ended December 31, 1997 were earned from U.S. Treasury obligations. None of the Trust's distributions qualify for the dividends received deduction available to corporate shareholders.


A notification sent to shareholders with respect to calendar 1997, which reflected the amounts to be used by calendar year taxpayers on their federal, state and local income tax returns, was made in conjunction with Form 1099-DIV and was mailed in January 1998. Shareholders are advised to consult their own tax advisors with respect to the tax consequences of their investment in the Trust.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           DIVIDEND REINVESTMENT PLAN

--------------------------------------------------------------------------------

     A Dividend Reinvestment Plan (the 'Plan') is available to shareholders of the Trust pursuant to which they may elect to have all dividends and distributions of capital gains automatically reinvested by State Street Bank and Trust Company (the 'Plan Agent') in Trust shares. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Trust's Custodian, as Dividend Disbursing Agent.

     The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, payable in cash, the participants in the Plan will receive the equivalent amount in Trust shares valued at the market price determined as of the time of purchase (generally, the payment date of the dividend or distribution). The Plan Agent will, as agent for the participants, use the amount otherwise payable as a dividend to participants to buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. If, before the Plan Agent has completed its purchases, the market price increases, the average per share purchase price paid by the Plan Agent may exceed the market price of the shares at the time the dividend or other distribution was declared. Share purchases under the Plan may have the effect of increasing demand for the Trust's shares in the secondary market.

     There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent's fees for handling the reinvestment of dividends and distributions are paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions.

     The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

     Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan by the Trust, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

     A brochure describing the Plan is available from the Plan Agent, State Street Bank and Trust Company, by calling 1-800-426-5523.

     If you wish to participate in the Plan and your shares are held in your name, you may simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan. Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee and are participating in the Plan may not be able to continue participating in the Plan if they transfer their shares to a different brokerage firm, bank or other nominee, since such shareholders may participate only if permitted by the brokerage firm, bank or other nominee to which their shares are transferred.

--------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
SELECTED QUARTERLY FINANCIAL DATA
(unaudited)
--------------------------------------------------------------------------------

                                                      NET REALIZED AND
                                                      UNREALIZED GAINS       NET INCREASE
                                                         (LOSSES) ON       (DECREASE) IN NET
                                                      INVESTMENT, SHORT    ASSETS RESULTING
                                   NET INVESTMENT     SALE, FUTURES AND          FROM             DIVIDENDS AND
                                       INCOME        OPTION TRANSACTIONS      OPERATIONS          DISTRIBUTIONS
                                  -----------------  -------------------  -------------------  -------------------   SHARE PRICE
                        TOTAL                  PER                 PER                  PER                  PER    --------------
QUARTER ENDED           INCOME      AMOUNT    SHARE    AMOUNT     SHARE     AMOUNT     SHARE     AMOUNT     SHARE   HIGH       LOW
------------------------------------------------------------------------------------------------------------------
March 1, 1993* to
 March 31, 1993.....  $1,098,287  $  937,481 $ 0.04  $   309,743  $ 0.01  $1,247,224  $ 0.05   $        0  $  0.00  $  10 1/8 $9 7/8
June 30, 1993.......   4,763,551   3,832,812   0.18    2,686,112    0.12    6,518,924    0.30   (4,344,306)  (0.20)    10      8 7/8
September 30,
 1993...............   5,272,115   4,111,430   0.19    2,755,490    0.13    6,866,920    0.32   (4,342,104)  (0.20)     9 3/8  9
December 31, 1993...   5,832,414   4,539,300   0.21   (4,723,850)  (0.22)    (184,550)  (0.01)  (4,068,685)  (0.19)     9 1/4  8 3/8
March 31, 1994......   5,795,794   4,558,085   0.21   (6,888,543)  (0.32)  (2,330,458)  (0.11)  (4,058,269)  (0.19)     8 7/8  8
June 30, 1994.......   5,902,772   4,616,386   0.22   (9,012,124)  (0.40)  (4,395,738)  (0.18)  (4,042,754)  (0.19)     8 1/4  7 5/8
September 30,
 1994...............   5,406,620   3,968,134   0.18   (5,830,890)  (0.28)  (1,862,756)  (0.09)  (4,029,318)  (0.19)     8      7 1/4
December 31, 1994...   5,679,863   4,021,909   0.19   (7,726,469)  (0.36)  (3,704,560)  (0.17)  (4,005,735)  (0.18)     7 3/8  6 3/4
March 31, 1995......   4,717,982   3,413,100   0.16   (7,036,248)  (0.33)  (3,623,148)  (0.17)  (3,745,737)  (0.17)     7 3/8  7
June 30, 1995.......   4,968,099   3,310,058   0.15   25,633,344    1.20   28,943,402    1.35   (3,745,744)  (0.18)     8      7 1/8
September 30,
 1995...............   5,181,587   3,333,022   0.16      211,662    0.01    3,544,684    0.17   (3,476,446)  (0.17)     7 7/8  7 1/8
December 31, 1995...   5,193,154   3,310,034   0.16    7,524,854    0.35   10,834,888    0.51   (3,471,766)  (0.16)     7 7/8  7 1/2
March 31, 1996......   5,275,950   3,476,418   0.16  (11,839,891)  (0.55)  (8,363,473)  (0.39)  (3,463,398)  (0.16)     8 1/8  7 1/2
June 30, 1996.......   5,518,159   4,034,887   0.19   (5,449,440)  (0.26)  (1,414,553)  (0.07)  (3,461,523)  (0.16)     7 5/8  7
September 30,
 1996...............   5,009,905   3,498,254   0.17    1,735,438    0.08    5,233,692    0.25   (3,372,722)  (0.16)     7 1/2  7
December 31, 1996...   4,837,691   3,223,188   0.15    5,884,661    0.28    9,107,849    0.43   (3,189,172)  (0.15)     7 5/8  7 1/8
March 31, 1997......   4,907,167   3,352,714   0.16   (5,602,253)  (0.27)  (2,249,539)  (0.11)  (3,148,487)  (0.15)     7 5/8  7 1/4
June 30, 1997.......   4,763,200   3,189,643   0.17    6,820,791    0.33   10,010,434    0.50   (2,741,237)  (0.14)     7 7/8  7 3/8
September 30,
 1997...............   4,580,480   2,930,078   0.17    4,744,476    0.24    7,674,554    0.41   (2,598,475)  (0.14)     8 1/4  7 3/4
December 31, 1997...   4,313,961   2,684,367   0.15    3,258,803    0.17    5,943,170    0.32   (3,231,525)  (0.18)     8 9/16 8 1/8

* Commencement of investment operations.
--------------------------------------------------------------------------------

INVESTMENT ADVISOR AND ADMINISTRATOR


HYPERION CAPITAL MANAGEMENT, INC.
One Liberty Plaza
165 Broadway, 36th Floor
New York, New York 10006-1404
FOR GENERAL INFORMATION ABOUT THE TRUST:
(800) HYPERION

TRANSFER AGENT

BOSTON EQUISERVE L.P.
Investor Relations Department
P.O. Box 8200
Boston, Massachusetts 02266-8200
FOR SHAREHOLDER SERVICES:
(800) 426-5523

CUSTODIAN

STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
Boston, Massachusetts 02116

INDEPENDENT ACCOUNTANTS

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036

LEGAL COUNSEL

SULLIVAN & WORCESTER
1025 Connecticut Avenue, N.W.
Washington, D.C. 20036

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that periodically the Trust may purchase its shares in the open market at prevailing market prices.

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